UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2017
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 and Item 5.07.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Submission of Matters to a Vote of Security Holders

Independent Director District-Wide Election

On October 13, 2017, the Federal Home Loan Bank of Indianapolis ("Bank") certified the results of the election of two district-wide independent directors to the Bank’s Board of Directors ("Board"), both with four-year terms beginning January 1, 2018. By regulation, all individuals proposed to be nominated by the Board for independent directorships must, after consultation with the Bank's Affordable Housing Advisory Council, be reviewed by the Federal Housing Finance Agency (“Finance Agency”). This review was conducted by the Finance Agency before the slate selected by the Board was submitted to the members for voting. Any independent director or nominee for an independent directorship must have experience in, or knowledge of, one or more of the following areas: auditing and accounting; derivatives; financial management; organizational management; project development; risk management practices; and the law. A public interest director must have more than four years' experience representing consumer or community interests in banking services, credit needs, housing, or consumer financial protections.

Two district-wide independent director seats were open. Michael J. Hannigan, Jr. was re-elected to the first open seat, with 1,729,822 shares voted in his favor. Mr. Hannigan is the President of The Hannigan Company, LLC, a real estate and financial consulting company in Carmel, Indiana. James L. Logue III was re-elected to the second open seat, with 1,835,930 shares voted in his favor. Mr. Logue is the Senior Vice President and Chief Strategy Officer of Cinnaire Corp., formerly Great Lakes Capital Fund, a housing finance and development company in Lansing, Michigan.

Directors’ Committee Assignments

The elected directors’ Board Committee assignments will be determined at a meeting of the Board of Directors and shall be disclosed on an amendment to this filing on Form 8-K/A.

Directors’ Compensation and Travel Expense Reimbursement Policy

The re-elected directors will be paid director fees in accordance with the Bank's 2018 Directors’ Compensation and Travel Expense Reimbursement Policy, which was approved at the September 2017 Board meeting. For additional information regarding the Bank’s Directors’ Compensation and Expense Reimbursement Policy, please see the Current Report on Form 8-K filed by the Bank with the Securities and Exchange Commission on September 28, 2017.

Item 9.01. Financial Statements and Exhibits

A copy of the letter to shareholders announcing the results of the independent director election, which will be emailed on October 13, 2017, is attached as Exhibit 99.1 and incorporated by reference in this Report. A copy of the Bank's news release dated October 13, 2017, is attached as Exhibit 99.2 to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2017

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/MARY M. KLEIMAN
Mary M. Kleiman
Senior Vice President - General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated October 13, 2017
99.2	Letter to Shareholders dated October 13, 2017